                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 4, 1998
                                                        -----------------

                               Budget Group, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-78274                59-3227576
-------------------------------  -------------------    ---------------------
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


   125 Basin Street, Suite 210, Daytona Beach, FL             32114
----------------------------------------------------    ---------------------
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (904) 238-7035
                                                   ---------------

Former name or former address, if changed since last report:  N/A
                                                             -----

                                EXPLANATORY NOTE

         This Report includes pro forma consolidated financial statements for Budget Group, Inc. and Subsidiaries to reflect various transactions as further described in the introduction to the unaudited pro forma consolidated financial statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Pro Forma Financial Information.

                  The following pro forma financial information is filed herewith:

                           Pro Forma Consolidated Statement of Operations for the six month period ended June 30, 1998 (Unaudited).

                           Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (Unaudited).

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BUDGET GROUP, INC.
                                     (Registrant)


Date: September 4, 1998              By:  /s/  THOMAS L. KRAM
                                        -------------------------------------
                                          Thomas L. Kram
                                          Vice President - Controller

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997, is based on the historical financial statements of Budget Group, Inc. ("Budget"), after restatement for the 1998 pooling of interests with Cruise America, Inc. ("Cruise America"), and Ryder TRS, Inc. ("Ryder TRS") for the year ended December 31, 1997, and of Budget Rent a Car Corporation ("BRACC") for the period from January 1, 1997, through April 29, 1997, adjusted to give effect to the merger of Budget and Ryder (the "Ryder TRS Acquisition Transaction" or the "Merger"), the acquisition of BRACC (the "Budget Acquisition Transactions", collectively, the "Acquisitions") and various changes in Budget's capital structure that occurred concurrently with the Merger (the "Recapitalization Transactions") as if they had occurred on January 1, 1997.
The Pro Forma Consolidated Statement of Operations for the six month period ended June 30, 1998, is based on the unaudited historical financial statements of Budget, after restatement for the 1998 pooling of interests with Cruise America, and Ryder TRS for the five month period ended May 31, 1998, adjusted to give effect to the Ryder TRS Acquisition Transaction and the Recapitalization Transactions as if they had occurred on January 1, 1997.

         The Ryder TRS Acquisition Transaction consists of the purchase of the Ryder TRS Common Stock through the issuance of 3,455,206 shares of Budget Class A Common Stock, the payment of $125 million in cash and the issuance of warrants to purchase Budget Class A Common Stock, the value of which is capped at $19 million. In addition, Budget may, under certain conditions, be obligated to pay Ryder TRS stockholders a make-whole payment, the amount, if any, of which will depend on the performance of Budget Class A Common Stock following the Merger.

         The Budget Acquisition Transactions consist of the following: (i) the BRACC acquisition, including the repayment, purchase and forgiveness of certain indebtedness and the necessary purchase accounting and elimination entries;
(ii) the sale of 8,625,000 shares of Budget Class A Common Stock by Budget in a public offering in April 1997 (the "Public Offering") and the application of the net proceeds thereof; (iii) the private placement (the "Debt Placements") of $45 million aggregate principal amount of Convertible Notes and $165 million aggregate principal amount of 9.57% Guaranteed Senior Notes due 2007 (the "Guaranteed Senior Notes") and the application of the net proceeds thereof; and (iv) the April 1997 credit facilities for fleet financings (the "April 1997 Fleet Financings") with an aggregate commitment of $1.4 billion and the application of the net proceeds thereof and the repayment of certain of BRACC's outstanding indebtedness to Ford Motor Company from the net proceeds thereof. The BRACC acquisition has been accounted for using the purchase method of accounting.

         The Recapitalization Transactions consist of the following: (i) the amendment and restatement of Budget's existing $300 million secured revolving credit facility to increase such facility to $550 million; (ii) the conversion of $80 million of convertible subordinated notes (the "Series A Convertible Notes") into 4,305,814 shares of Budget Class A Common Stock, including 319,768 shares issued in lieu of interest payments which the holders of the convertible subordinated notes will forego as a result of early conversion; (iii) the redemption of the Guaranteed Senior Notes; (iv) the tender acceptance for $175 million of the Ryder TRS 10% Senior Subordinated Notes due 2006; (v) the issuance, by a subsidiary of Budget, of 6,000,000 shares of remarketable term income deferrable equity securities ("HIGH TIDES" or "Company-Obligated Mandatorily Redeemable Preferred Securities") and the application of the net proceeds thereof; (vi) the private placement of $1.1 billion of medium term notes (the "TFFC-98 Notes") and the application of the net proceeds thereof; and
(vii) the write-off of loan costs related to converted or retired debt.

         The Pro Forma Consolidated Financial Statements do not purport to represent what Budget's results of operations or financial condition would have been had the Acquisitions and the Recapitalization Transactions actually occurred on the dates indicated or to predict Budget's results of operations or financial condition in the future. These statements are qualified in their entirety by, and should be read in conjunction with, the historical financial statements of Budget, after restatement for the 1998 pooling of interests with Cruise America, and Ryder TRS and the notes thereto.

         The Pro Forma Consolidated Financial Statements have been prepared using the purchase method of accounting, whereby the total cost of the Merger was allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values at the effective date of the Merger. Such allocations have been based on studies and valuations which have not yet been completed. Accordingly, the allocations reflected in the Pro Forma Consolidated Financial Statements are preliminary and subject to revision. However, Budget does not expect material changes to the allocation of the purchase price.

         The Pro Forma Consolidated Financial Statements give effect only to the adjustments set forth in the accompanying notes and do not reflect any other benefits anticipated by management as a result of the Acquisitions, the Recapitalization Transactions and the implementation of Budget's business strategy.














                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  For The Six-Month Period Ended June 30, 1998

                (Amounts In Thousands, Except Per Share Amounts)

                                  (Unaudited)


                                                             Adjustments For          Pro Forma
                                     Historical                Ryder TRS            Budget Group      Adjustments For
                                       Budget     Historical  Acquisition         For The Ryder TRS  Recapitalization     Pro Forma
                                       Group      Ryder TRS   Transaction            Acquisition       Transactions     Budget Group
                                     ---------    ---------  --------------       ----------------- ------------------  ------------
Operating revenue:

  Vehicle rental revenue             $ 790,096    $ 196,762   $         -            $  986,858       $      -          $  986,858
  Retail vehicle sales revenue         238,037            -             -               238,037              -             238,037
  Royalty fees and other                42,204            -             -                42,204              -              42,204
                                     ---------    ---------   -----------            ----------       --------          ----------
     Total operating revenue         1,070,337      196,762             -             1,267,099              -           1,267,099
                                     ---------    ---------   -----------            ----------       --------          ----------

Operating costs and expenses:

  Depreciation - vehicle               208,842       29,857             -               238,699              -             238,699
  Costs of retail vehicle sales        211,195            -             -               211,195              -             211,195
  Operating expense                    390,238       73,180             -               463,418              -             463,418
  Selling, general and
    administrative expense             145,082       92,441          (425)(a)           237,098              -             237,098
  Merger expenses - pooling              1,595            -             -                 1,595              -               1,595
  Amortization and non-vehicle
    depreciation                        18,356        4,979         2,856 (b)(c)         26,191              -              26,191
                                      --------    ---------   -----------            ----------       --------          ----------
     Total operating costs
       and expenses                    975,308      200,457         2,431             1,178,196              -           1,178,196
                                      --------    ---------   -----------            ----------       --------          ----------

Operating income (loss)                 95,029       (3,695)       (2,431)               88,903              -              88,903
                                      --------    ---------   -----------            ----------       --------          ----------

Other expense:

  Interest expense                      84,041       14,450             -                98,491        (11,369)(e)(f)       87,122
  Debt extinguishment costs              9,454            -             -                 9,454         (9,454)(g)               -
                                     ---------    ---------   -----------            ----------       --------          ----------
                                        93,495       14,450             -               107,945        (20,823)             87,122
                                     ---------    ---------   -----------            ----------       --------          ----------
Income (loss) before taxes               1,534      (18,145)       (2,431)              (19,042)        20,823               1,781
Provision (benefit) for income
  taxes                                   (447)      (6,854)          325 (d)            (6,976)         4,655 (d)          (2,321)
Distributions on Trust preferred
  securities                               651            -             -                   651          8,733 (h)           9,384
                                     ---------    ---------   -----------            ----------       --------          ----------

Net income (loss)                    $   1,330    $ (11,291)  $    (2,756)           $  (12,717)      $  7,435          $   (5,282)
                                     =========    =========   ===========            ==========       ========          ==========



WASO - basic                            28,134                                           31,589                             35,992
                                     =========                                       ==========                         ==========
Basic EPS                            $    0.05                                       $    (0.40)                        $    (0.15)
                                     =========                                       ==========                         ==========

WASO - diluted                          28,963                                           31,589                             35,992
                                     =========                                       ==========                         ==========
Diluted EPS                          $    0.05                                       $    (0.40)                        $    (0.15)
                                     =========                                       ==========                         ==========

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  For The Six-Month Period Ended June 30, 1998

                             (Amounts In Thousands)

                                  (Unaudited)

(a) Reflects the elimination of management fees of $425 incurred by Ryder under an agreement terminated in connection with the Merger.

(b) Reflects a decrease in amortization expense of $500 attributable to the fair market value adjustment to certain non-vehicle assets.

(c) Reflects the elimination of $2,734 in amortization of Ryder's existing intangibles and records an increase in amortization of $6,090 on the net intangibles established through purchase accounting adjustments.

(d) Reflects a tax provision attributable to the combined group on a pro forma basis.

(e) Reflects the decrease in interest expense attributable to:

     Elimination of interest on Series A Convertible Notes due to conversion                         $ 2,608
     Elimination of interest on the Guaranteed Senior Notes                                            7,354
     Elimination of interest on Ryder TRS's 10% Senior Subordinated Notes due 2006                     8,678
     Interest savings on Budget's commercial paper facility partially refinanced through
       the issuance of the TFFC-98 Notes                                                              18,539
     Interest savings on Ryder TRS's commercial paper facility refinanced through the
       issuance of the TFFC-98 Notes                                                                   7,618
     Elimination of amortization of loan costs on retired debt                                         1,855
                                                                                                    --------
          Decrease in interest expense                                                              $ 46,652
                                                                                                    ========

(f) Reflects the increase in interest expense attributable to:

     Interest expense related to the TFFC-98 Notes                                                  $ 31,589
     Amortization of costs incurred in connection with the TFFC-98 Notes and
       the increase in the secured revolving credit facility                                           1,192
     Amortization of costs incurred in connection with the issuance of the High Tides                    698
     Reduction in interest income due to increased utilization of existing medium term notes           1,804
                                                                                                    --------
          Increase in interest expense                                                              $ 35,283
                                                                                                    ========

(g) Reflects the elimination of debt extinguishment costs incurred related to the conversion of the Series A Convertible Notes.

(h) Reflects the accrual of distributions on the High Tides.


                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997
                (Amounts in thousands, except per share amounts)
                                   (Unaudited)

                                                                                 Adjustments                     Adjustments for
                                                Historical   Historical BRACC     for Budget                       Ryder TRS
                                                  Budget      through Budget     Acquisition        Historical     Acquisition
                                                  Group      Acquisition (a)     Transactions       Ryder TRS      Transaction
                                                ----------   ---------------     ------------       ---------      -----------
Operating revenue:
  Vehicle rental revenue                        $1,070,436   $    311,945       $     --             $ 545,720       $     --
  Retail vehicle sales revenue                     289,111         29,146             --                    --             --
  Royalty fees and other                            51,889         23,132         (3,656)(b)                --             --
                                                ----------   ------------       --------             ---------       --------
     Total operating revenue                     1,411,436        364,223         (3,656)              545,720             --
                                                ----------   ------------       --------             ---------       --------

Operating costs and expenses:
  Depreciation - vehicle                           292,112         89,019             --                99,361             --
  Costs of retail vehicle sales                    251,068         25,691             --                    --             --
  Operating expense                                500,297        168,965         (2,439)(b)           191,537             --
  Selling, general and administrative expense      173,433         58,556         (1,217)(b)           225,850           (850)(j)
  Amortization and non-vehicle depreciation         23,530         14,416         (1,578)(c)            12,810          6,856(k)(l)
                                                ----------   ------------       --------             ---------       --------
     Total operating costs and expenses          1,240,440        356,647         (5,234)              529,558          6,006
                                                ----------   ------------       --------             ---------       --------

Operating income                                   170,996          7,576          1,578                16,162         (6,006)
                                                ----------   ------------       --------             ---------       --------

Interest expense                                   115,397         40,922         (5,348)(d)(e)(f)      39,178             --
                                                ----------   ------------       -------- (g)(h)      ---------       --------
Income (loss) before taxes                          55,599        (33,346)         6,926               (23,016)        (6,006)
Provision (benefit) for income taxes                25,825         (6,669)        (5,514)(i)            (8,861)           715(i)
Distributions on Trust preferred securities             --             --             --                    --             --
                                                ----------   ------------       --------             ---------       --------

Net income (loss)                               $   29,774   $    (26,677)      $ 12,440             $ (14,155)      $ (6,721)
                                                ==========   ============       ========             =========       ========



WASO - basic                                        20,112
                                                ==========
Basic EPS                                       $     1.48
                                                ==========

WASO - diluted                                      27,863
                                                ==========
Diluted EPS                                     $     1.25
                                                ==========


                                                 Pro Forma
                                               Budget Group   Adjustments for
                                                 for the      Recapitalization     Pro Forma
                                               Acquisitions     Transactions     Budget Group
                                               ------------   ----------------   ------------
Operating revenue:
  Vehicle rental revenue                        $ 1,928,101       $    --        $ 1,928,101
  Retail vehicle sales revenue                      318,257            --            318,257
  Royalty fees and other                             71,365            --             71,365
                                                -----------       -------        -----------
     Total operating revenue                      2,317,723            --          2,317,723
                                                -----------       -------        -----------

Operating costs and expenses:
  Depreciation - vehicle                            480,492            --            480,492
  Costs of retail vehicle sales                     276,759            --            276,759
  Operating expense                                 858,360            --            858,360
  Selling, general and administrative expense       455,772            --            455,772
  Amortization and non-vehicle depreciation          56,034            --             56,034
                                                -----------       -------        -----------
     Total operating costs and expenses           2,127,417            --          2,127,417
                                                -----------       -------        -----------

Operating income                                    190,306            --            190,306
                                                -----------       -------        -----------

Interest expense                                    190,149       (21,106)(m)(n)     169,043
                                                -----------       -------        -----------

Income (loss) before taxes                              157        21,106             21,263
Provision (benefit) for income taxes                  5,496           907(i)           6,403
Distributions on Trust preferred securities              --        18,750(o)          18,750
                                                -----------       -------        -----------

Net income (loss)                               $    (5,339)      $ 1,449        $    (3,890)
                                                ===========       =======        ===========



WASO - basic                                         26,379                           30,944
                                                ===========                      ===========
Basic EPS                                       $     (0.20)                     $     (0.13)
                                                ===========                      ===========

WASO - diluted                                       26,379                           30,944
                                                ===========                      ===========
Diluted EPS                                     $     (0.20)                     $     (0.13)
                                                ===========                      ===========

            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                      For The Year Ended December 31, 1997

                             (Amounts In Thousand)

                                  (Unaudited)



(a)       Reflects the inclusion of the operations of BRACC from January 1, 1997 to April 29, 1997, the date of the Budget Acquisition.

(b)       Reflects the elimination of the following transactions between TEAM and BRACC:

               Advertising fees paid by TEAM which were recognized as other revenue
                    by BRACC....................................................................    $ 1,217
               Royalty expenses paid by TEAM which were recognized as royalty fees
                    by BRACC....................................................................      1,700

          Also reflects the elimination of the current period effect of $739 royalty fees recognized by BRACC and $739 royalty expense recognized by TEAM related to the Warrant to purchase shares of Class A
          Common Stock of TEAM held by BRACC ("the BRACC Warrant").

(c)       Reflects the elimination of $5,824 of amortization of BRACC's existing goodwill and records an increase of $4,246 amortization on the net goodwill and other intangible assets recorded through purchase accounting adjustments.

(d)       Reflects the increase in vehicle interest expense attributable to:

          Interest expense related to the April 1997 Fleet Financings...........................    $17,899
          Amortization of costs incurred in connection with certain of the April 1997 Fleet
               Financings.......................................................................        384
                                                                                                    -------
                    Increase in vehicle interest expense........................................    $18,283
                                                                                                    =======

(e)       Reflects the decrease in vehicle interest expense attributable to:

          Interest savings on vehicle debt refinanced through the April 1997 Fleet
               Financings.......................................................................    $17,696
          Interest savings on vehicle debt to Ford paid down by BRACC in connection with
               the Budget Acquisition...........................................................      1,832
                                                                                                    -------
                    Decrease in vehicle interest expense........................................    $19,528
                                                                                                    =======

(f)       Reflects the decrease in non-vehicle interest expense attributable to:

          Interest expense related to the Debt Placements.......................................    $ 6,205
          Amortization of costs incurred in connection with certain of the April 1997 Fleet
               Financings and the Debt Placements...............................................        487
                                                                                                    -------
                    Increase in non-vehicle interest expense...................................     $ 6,692
                                                                                                    =======

                      For The Year Ended December 31, 1997

                             (Amounts In Thousands)

                                  (Unaudited)



(g)      Reflects the decrease in non-vehicle interest expense attributable to:

         Elimination of interest on BRACC indebtedness to Ford purchased by TEAM
           through the issuance of Series A Convertible Preferred Stock of TEAM ................................     $   2,478
         Elimination of interest on working capital debt of $134,136 forgiven by Ford...........................         3,353
         Elimination of interest on BRACC indebtedness to Ford paid down by BRACC using the proceeds from BRACC's sale of newly-issued common stock to
           TEAM.................................................................................................         4,928
                                                                                                                     ---------
             Decrease in non-vehicle interest expense...........................................................     $  10,759
                                                                                                                     =========

(h)      Reflects $36 of interest income -- restricted cash on the $2,400 increase in restricted cash resulting from the receipt of Ford's funding of the special bonus program implemented in connection with the
         Budget Acquisition.

(i)      Reflects a tax provision attributable to the combined group on a pro forma basis.

(j)      Reflects the elimination of management fees of $850 incurred by Ryder under an agreement terminated in connection with the Merger.

(k)      Reflects a decrease in amortization expense of $1,200 attributable to the fair market value adjustment to certain non-vehicle assets.

(l)      Reflects the elimination of $4,023 in amortization of Ryder's existing intangibles and records an increase in amortization of $12,079 on the net intangibles established through purchase accounting adjustments.

(m)      Reflects the decrease in interest expense attributable to:

         Elimination of interest on Series A Convertible Notes due to conversion                                     $   5,600
         Elimination of interest on the Guaranteed Senior Notes                                                         15,791
         Elimination of interest on Ryder TRS's 10 % Senior Subordinated Notes due 2006                                 17,500
         Interest savings on Budget's commercial paper facility partially refinanced through the
           issuance of the TFFC-98 Notes                                                                                30,819
         Interest savings on Ryder TRS's commercial paper facility refinanced through the
           issuance of the TFFC-98 Notes                                                                                 7,244
         Elimination of amortization of loan costs on retired debt                                                       2,486
         Reflects interest income on average restricted cash balance generated through the
           issuance of the TFFC-98 Notes                                                                                12,374
                                                                                                                     ---------
             Decrease in interest expense                                                                            $  91,814
                                                                                                                     =========

(n)      Reflects the increase in interest expense attributable to:

         Interest expense related to the TFFC-98 Notes                                                               $  67,823
         Amortization of costs incurred in connection with the TFFC-98 Notes and
           the increase in the secured revolving credit facility                                                         2,560
         Amortization of costs incurred in connection with the issuance of the High Tides                                  325
                                                                                                                     ---------
             Increase in interest expense                                                                            $  70,708
                                                                                                                     =========

(o)      Reflects the accrual of distributions on the High Tides